SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	January 29, 2004

W.W. Grainger, Inc.

(Exact Name of Registrant as Specified in its Charter)
Illinois

(State or Other Jurisdiction of Incorporation)
1-5684	36-1150280

(Commission File Number)	(I.R.S. Employer Identification No.)
100 Grainger Parkway, Lake Forest, Illinois	60045-5201

(Address of Principal Executive Offices)	(Zip Code)
(847) 535-1000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits

(c) Exhibits (numbered in accordance with Item 601 of regulation S-K).

Exhibit No.	Document Description
99.1	Press release announcing financial results for the year ended December 31, 2003
99.2	Supplemental financial information for the year ended December 31, 2003

Item 12.   Results of Operations and Financial Condition

On January 29, 2004, the registrant issued a press release announcing financial results for the year ended December 31, 2003. A copy is provided as Exhibit 99.1 to this report.

On January 29, 2004, the registrant issued to interested parties supplemental financial information for the year ended December 31, 2003. A copy is provided as Exhibit 99.2 to this report.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004

W.W. GRAINGER, INC.

By: /s/ P.O. Loux
P.O. Loux
Senior Vice President, Finance
and Chief Financial Officer